Mercury Systems Names Bill Ballhaus as President and CEO ANDOVER, Mass. – August 15, 2023 – Mercury Systems, Inc. (the “Company” or “Mercury”) (NASDAQ: MRCY, www.mrcy.com), a technology company that delivers processing power for the most demanding aerospace and defense missions, today announced that its Board of Directors has appointed Bill Ballhaus as President and Chief Executive Officer, effective immediately. Mr. Ballhaus had been serving as Mercury’s interim President and Chief Executive Officer since June 24, 2023. “Bill took on the role of Mercury’s Interim President and CEO with a mandate from the Board to take immediate action to address the Company’s operational and financial challenges and help drive enhanced shareholder value,” said William K. O’Brien, Chairman of the Board. “During the past 45 days, under Bill’s leadership, the management team has performed a deep dive of the Mercury business and charted a clear and compelling path forward. After conducting a review of potential candidates with the assistance of an executive search firm, and given Bill’s previous successes in leading operational transformations and achieving strong results, the Board is confident that he has the right skills and experience to accelerate the execution of Mercury’s strategic plan and solidify the Company’s position in the rapidly modernizing aerospace and defense industry.” “I am honored and excited to take on the President and CEO roles on a permanent basis,” said Bill Ballhaus. “Working closely with our leadership team, we are moving aggressively to enhance execution to drive predictability of performance, rearchitect our organic growth engine, improve profitability, and drive greater cash generation. With a unique position at the intersection of tech and defense, and a core business that is well- positioned to benefit from industry tailwinds, we are confident we have the right team, strategy, and assets in place to capitalize on the opportunity in front of us.” As previously announced, Mr. Ballhaus will also assume the role of Chairman of the Board, effective immediately prior to the 2023 Annual Meeting of Shareholders. Barry R. Nearhos, who has served on the Board since 2018, has been appointed by the Board to serve as Lead Independent Director following the previously announced retirement of Mr. O’Brien immediately prior to the Annual Meeting. About Bill Ballhaus Mr. Ballhaus has significant experience in the aerospace, defense and technology industries, including multiple CEO roles. He previously served as Chairman and CEO of Blackboard, Inc., a leading EdTech company, from 2016 until its merger with Anthology in 2021. Prior to that, he served as CEO and President of SRA International, Inc., a provider of information technology services, from 2011 until the creation of CSRA Inc. from SRA and CSC’s U.S. public sector business. Before that, he served as CEO and President of government contractor DynCorp International from 2008 to 2010. Mr. Ballhaus has also held senior leadership positions at BAE Systems, Boeing and Hughes, where he led global government and commercial technology businesses particularly focused on software and IT.

Mercury Systems to report third quarter fiscal year 2021 financial results on May 4, 2021, Page 2 50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY Mr. Ballhaus holds a Bachelor’s degree in Mechanical Engineering from the University of California, Davis and Master’s and Doctorate degrees in Aeronautics and Astronautics from Stanford University. He also earned a Master’s degree in Business Administration from the Anderson Graduate School of Management at UCLA. Mercury Systems – Innovation that Matters® by and for People Who Matter Mercury Systems is a technology company that pushes processing power to the tactical edge, making the latest commercial technologies profoundly more accessible for today’s most challenging aerospace and defense missions. From silicon to system scale, Mercury enables customers to accelerate innovation and turn data into decision superiority. Mercury is headquartered in Andover, Massachusetts, and has 24 locations worldwide. To learn more, visit mrcy.com. (Nasdaq: MRCY) Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan under a refreshed Board and leadership team. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, failure to achieve or maintain manufacturing quality certifications, such as AS9100, the impact of the COVID pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and execution excellence initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be impacted by the termination of the Company’s announced strategic review initiative, unanticipated challenges with the transition of the Company’s Chief Executive Officer and Chief Financial Officer roles, including any dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company

Mercury Systems to report third quarter fiscal year 2021 financial results on May 4, 2021, Page 2 50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward looking statement to reflect events or circumstances after the date on which such statement is made. INVESTOR CONTACT Nelson Erickson Senior Vice President, Strategy and Corporate Development Nelson.Erickson@mrcy.com MEDIA CONTACT Turner Brinton Senior Director of Corporate Communications Turner.Brinton@mrcy.com